UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):  July 24, 2012

NORANDA ALUMINUM HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34741 (Commission File Number)	20-8908550 (IRS Employer Identification Number)

801 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (615) 771-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events

On July 24, 2012, Noranda Aluminum Holding Corporation (“the Company”) announced plans to move forward on two capital projects—a $45 million investment to construct a new rod mill and an $11 million investment to expand harbor capacity at Port Rhodes in Discovery Bay, Jamaica.

The Company also announced that it had deferred evaluation of its previously announced proposed project to define and build new recycling and re-melt facilities at its Huntingdon facility.

A copy of the press release is attached hereto as Exhibit 99.3 and incorporated by reference herein in its entirety.

Item 9.01.          Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORANDA ALUMINUM
HOLDING CORPORATION

Date:	July 24, 2012	By:	/s/ Robert B. Mahoney
Robert B. Mahoney
Chief Financial Officer